                                                                    Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



     As independent public accountants, we hereby consent to the incorporation of our reports included in this Form 10-K, into the Company's previously filed Registration Statements File Nos. 333-38384 and 333-38390.




/s/ Arthur Andersen LLP
---------------------------------
ARTHUR ANDERSEN LLP
Orange County, California
March 28, 2002